UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 22, 2026 (July 20, 2026)
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	EFSCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 22, 2026, Enterprise Financial Services Corp (the "Company" or "EFSC") issued a press release announcing financial information for the quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

On July 23, 2026, at 10:00 a.m. Central time, the Company intends to hold a webcast to present information on its results of operations for the quarter ended June 30, 2026. The slide presentation which will accompany the webcast is furnished as Exhibit 99.2 and is incorporated herein by reference.

The press release, slide presentation and information contained therein and in this Item 2.02 shall not be deemed “filed” with the Securities and Exchange Commission.

Item 8.01 Other Events.

On July 20, 2026, the Company’s Board of Directors approved the repurchase of up to 2,000,000 additional shares of the Company’s common stock, which are in addition to the 249,400 shares available for repurchase under the Company’s stock repurchase plan announced in May 2022 for 2,000,000 shares of common stock (combined, the “Stock Repurchase Plan”). The additional amount approved for repurchase pursuant to the Stock Repurchase Plan represents approximately 5% of the Company’s issued and outstanding shares of common stock as of June 30, 2026.

The Stock Repurchase Plan permits shares to be purchased in open market or private transactions, through block trades, and pursuant to any trading plan that may be adopted in accordance with Rules 10b5-1 and 10b-18 of the Securities and Exchange Commission. The authorized Stock Repurchase Plan may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of stock repurchases. The Company is not obligated to purchase any particular number of shares under the Stock Repurchase Plan.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 22, 2026.
99.2	Presentation to be conducted July 23, 2026.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	July 22, 2026	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Executive Vice President and Chief Accounting Officer